Exhibit 10.28
EXECUTION COPY
AMENDMENT NO. 4 TO CREDIT AGREEMENT
          AMENDMENT NO. 4 TO CREDIT AGREEMENT dated as of February 14, 2006 (this “Amendment”) among (a) Cardtronics, Inc., a Delaware corporation (the “Borrower”), (b) Cardtronics, LP, a Delaware limited partnership, Cardtronics GP, Inc., a Delaware corporation, and Cardtronics LP, Inc., a Delaware corporation (collectively, the “Guarantors”), (c) the lenders party to the Credit Agreement referred to below (the “Lenders”), and (d) BNP Paribas, as administrative agent (the “Administrative Agent”) for the Lenders.
          PRELIMINARY STATEMENTS:
          (1) The Borrower, the Guarantors, the Lenders, the Administrative Agent and others have entered into a Third Amended and Restated First Lien Credit Agreement dated as of May 17, 2005, as amended by Amendment No. 1 to Credit Agreement dated as of July 6, 2005, Amendment No. 2 to Credit Agreement dated as of August 5, 2005 and Amendment No. 3 to Credit Agreement dated as of November 17, 2005 (as so amended, the “Credit Agreement”; capitalized terms used herein and not otherwise defined in this Amendment being used herein as defined in the Credit Agreement);
          (2) The Borrower has requested that the Lenders amend certain provisions of the Credit Agreement as provided herein;
          (3) The Lenders have agreed, subject to the terms and conditions hereinafter set forth, to amend the Credit Agreement as set forth below;
          (4) The Borrower has given notice to the Administrative Agent of the Borrower’s desire to reduce the Total Revolving Credit Commitment, effective as of the effective date of the amendments set forth herein, to $125 million.
          (5) NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, the parties hereto hereby agree as follows:
          SECTION 1. Amendments to Credit Agreement. Upon, and subject to, the satisfaction of the conditions precedent set forth in Section 2 below, the Credit Agreement is hereby amended as follows:
     (a) The definition of “Total Leverage Ratio” in Section 1.01 of the Credit Agreement is deleted in its entirety.
     (b) Section 8.12(a) of the Credit Agreement is deleted in its entirety.
     (c) Section 8.12(b) of the Credit Agreement is amended and restated in full to read as follows:

2

     “(b) Senior Leverage Ratio. The Borrower will not permit at any time the Senior Leverage Ratio to be greater than the ratio set forth below for each corresponding period set forth below:

Four (4) Quarter Period Ending:	Ratio:
December 31, 2005	3.50:1.00
March 31, 2006	2.00:1.00
June 30, 2006	2.00:1.00
September 30, 2006	2.00:1.00
December 31, 2006	2.00:1.00
March 31, 2007	2.00:1.00
June 30, 2007	2.00:1.00
September 30, 2007	2.00:1.00
December 31, 2007	2.00:1.00
March 31, 2008 and each fiscal quarter-end thereafter	1.75:1.00
     (d) Section 8.12(c) of the Credit Agreement is amended and restated in full to read as follows:
     “(c) Fixed Charge Coverage Ratio. The Borrower will not permit at any time the Fixed Charge Coverage Ratio to be less than the ratio set forth below for each corresponding period set forth below:

Four (4) Quarter Period Ending:	Ratio:
December 31, 2005	1.25:1.00
March 31, 2006	1.25:1.00
June 30, 2006	1.25:1.00
September 30, 2006	1.25:1.00
December 31, 2006	1.35:1.00
March 31, 2007	1.35:1.00
June 30, 2007	1.35:1.00
September 30, 2007	1.35:1.00
December 31, 2007	1.40:1.00
March 31, 2008 and each fiscal quarter-end thereafter	1.40:1.00
     (e) The list of Scheduled Capital Expenditures in Section 8.13(a) of the Credit Agreement is amended and restated in full to read as follows:

Test Period Ending:	Amounts:
June 30, 2005	$31,776,000
September 30, 2005	$37,689,854

3

Test Period Ending:	Amounts:
December 31, 2005	$39,083,512
March 31, 2006	$45,000,000
June 30, 2006	$50,000,000
September 30, 2006	$50,000,000
December 31, 2006	$50,000,000
March 31, 2007	$50,000,000
June 30, 2007	$50,000,000
September 30, 2007	$50,000,000
December 31, 2007	$50,000,000
March 31, 2008 and each fiscal quarter-end thereafter	$45,000,000
          SECTION 2. Conditions of Effectiveness of Amendment. (a) The amendments to the Credit Agreement set forth in Section 1 shall become effective on the date (the “Effective Date”) when the Administrative Agent shall have received counterparts of this Amendment executed by (i) the Borrower and each Loan Party, (ii) the Administrative Agent, and (iii) the Requisite Lenders, or, as to any of the foregoing parties, advice satisfactory to the Administrative Agent that each of the foregoing parties has executed this Amendment.
          SECTION 3. Reduction of Total Revolving Commitment. Effective as of the Effective Date, the Total Revolving Commitment shall be reduced to $125 million.
          SECTION 4. Representations and Warranties. The Borrower represents and warrants as follows:
     (a) The execution, delivery and performance by each of the Borrower and each of the other Loan Parties of this Amendment and the consummation of the transactions contemplated hereby are within its corporate powers, have been duly authorized by all necessary corporate action and do not contravene (i) its charter or by-laws or (ii) any law or any contractual restriction binding on or affecting it the contravention of which would be reasonably likely to have a Material Adverse Effect.
     (b) After giving effect to this Amendment, the representations and warranties contained in each of the Loan Documents are correct in all material respects on and as of the date hereof as though made on and as of such date (other than any such representations or warranties that, by their terms, refer to a specific date, in which case as of such specific date).
     (c) After giving effect to this Amendment, no event shall have occurred and be continuing that constitutes a Default.
          SECTION 5. Reference to and Effect on the Credit Agreement and the Loan Documents
     (a) On and after the effectiveness of this Amendment, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof” or words of like import referring to the Credit Agreement, and each reference in the Notes and each of the other

4

Loan Documents to “the Credit Agreement”, “thereunder”, “thereof” or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement, as amended by this Amendment.
     (b) Each of the Credit Agreement, the Notes and each of the other Loan Documents, as specifically amended by this Amendment, is and shall continue to be in full force and effect and is hereby in all respects ratified and confirmed. Without limiting the generality of the foregoing, the Guaranty does and shall continue to guarantee the Guaranteed Obligations, in each case, as amended by this Amendment.
     (c) The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender or the Administrative Agent under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents. On and after the effectiveness of this Amendment, this Amendment shall for all purposes constitute a Loan Document.
          SECTION 6. Execution in Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement. Delivery of an executed counterpart of a signature page to this Amendment by telecopier shall be effective as delivery of a manually executed counterpart of this Amendment.
          SECTION 7. Governing Law. This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York.
[The remainder of this page is intentionally left blank]

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

Borrower

CARDTRONICS, INC.

By	/s/ J. Chris Brewster

Name: J. Chris Brewster
Title: CFO and Treasurer

Guarantors

CARDTRONICS, LP

By:	CARDTRONICS GP, INC.,
its general partner

By:	/s/ J. Chris Brewster

Name: J. Chris Brewster
Title: CFO and Treasurer

CARDTRONICS GP, INC.

By:	/s/ J. Chris Brewster

Name: J. Chris Brewster
Title: CFO and Treasurer

CARDTRONICS LP, INC.

By:	/s/ Peter J. Winnington

Name: Peter J. Winnington
Title: President

BNP PARIBAS, as Administrative Agent

By	/s/ Sean Davenport

Name: Sean Davenport
Title: Director

By	/s/ Matthew Wyatt

Name: Matthew Wyatt
Title: Vice President

Lenders:

BNP Paribas

[Please print name of lender]

By	/s/ Sean Davenport

Name: Sean Davenport
Title: Director

By	/s/ Matthew Wyatt

Name: Matthew Wyatt
Title: Vice President

Lenders: General Electric Capital Corporation
By	/s/ Jeffrey A. Skinner
	Name:	Jeffrey A. Skinner
	Title:	Duly Authorized Signatory

Lenders: Bank of America, N. A. as Lender
By	/s/ David A. Batson
	Name:	David A. Batson
	Title:	Senior Vice President

Lenders:

JP Morgan Chase Bank N.A.

[Please print name of lender]

By	/s/ Michael Becker
	Name:	Michael Becker
	Title:	Vice President

Lenders: AMEGY BANK NATIONAL ASSOCIATION
By	/s/ David C. Moriniere
David C. Moriniere
Vice President

Lenders: COMPASS BANK
By	/s/ D. G. Mills
	Name:	D. G. Mills
	Title:	Senior Vice President

Lenders: Wells Fargo Bank, N.A.
By	/s/ Karen Patterson
	Name:	Karen Patterson
	Title:	Vice President

Lenders:

Allied Irish Banks, Plc

By	/s/ Gregory J. Wiske
	Name:	Gregory J. Wiske
	Title:	Vice President